UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________ FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 15, 2006

GENTA INCORPORATED
________________________________________ (Exact Name of Registrant as Specified in Charter)

Delaware	000-19635	33-0326866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Connell Drive, Berkeley Heights, NJ		07922
(Address of Principal Executive Offices)		(Zip Code)

(908) 286-9800
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

On September 15, 2006, Genta Incorporated, a Delaware corporation (the “Company”), issued a press release announcing that results of the Company’s Phase 3 trial of Genasense® (oblimersen sodium) Injection in patients with advanced melanoma were published on-line this week in the Journal of Clinical Oncology, ahead of its print publication date of October 10, 2006.  The paper is accompanied by an editorial that discusses the trial’s results in the context of current options for melanoma treatment.  The extended follow-up data from this publication form the basis of a Marketing Authorization Application (MAA) that is currently pending review by the European Medicines Agency (EMEA).

A copy of the press release is filed as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of the Company dated September 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTA INCORPORATED
By:	/s/ Richard J. Moran
Richard J. Moran Senior Vice President, Chief Financial Officer and Corporate Secretary

Dated:

September 15, 2006